Item 9.01 - Exhibits

Exhibit 99.1 - Concurring Letter From ParenteBeard LLC

ParenteBears LLC
115  Solar Street
Syracuse, New York  13204

June 29, 2011

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Dear Ladies and Gentlemen:

We have read Pathfinder Bancorp Inc.’s disclosure set forth in Item 4.01 “Changes in Registrant’s Certifying Accountant” of Pathfinder Bancorp Inc.’s Current Report on Form 8-K dated June 29, 2011 (the “Current Report”) and are in agreement with the disclosure in the Current Report, insofar as it pertains to our firm.

Sincerely,

/s/ ParenteBeard LLC
ParenteBeard LLC